The advantages of senior secured loans

CASE STUDY: GM STORY

WHEN GIANT U.S. AUTOMAKER GENERAL MOTORS (GM) WENT INTO BANKRUPTCY, many of its investors were left in the dust. Shares of GM, which peaked above $90 in 2000, became worthless. Shareholders were completely wiped out. Their value went to $0. Holders of GM unsecured bonds — mutual funds, pension funds, hedge funds and bondholders — did not fare much better.

When the federal government stepped in to bail out GM, the company's $27 billion in unsecured bonds were exchanged for 10% of the stock of the restructured GM and warrants to purchase additional equity. These bondholders, who certainly expected the iconic American automaker to repay its debts in full, experienced almost a complete loss of principal. Bleak indeed.

Remarkably there was one bright spot in GM's capital structure: senior secured loans. The loans to GM were secured, or backed, by a first priority interest in the company's equipment, property, plants, intellectual property, receivables and cash. So what happened to these loans?

During bankruptcy court proceedings, it was determined that all of GM's senior secured debt, approximately $6 billion, would be repaid in full. In other words, while equity and bondholders experienced billions of dollars in losses, investors in the company's senior secured loans were made whole, even in the direst financial circumstances.

GM

% RECOVERED AFTER BANKRUPTCY:

100%
SENIOR SECURED DEBT

<20%
UNSECURED DEBT

0%
EQUITY

FSIC III

GM'S SENIOR SECURED LOAN WAS SIMILAR TO THOSE IN WHICH FS INVESTMENT CORPORATION III (FSIC III) INVESTS. The main difference is that FSIC III invests primarily in private U.S. companies. Senior secured debt is first in line to be repaid should a company hit hard times and struggle to repay its debts. This, coupled with the fact that loans are secured by the borrower's assets, means that senior secured loans are typically one of the safest of all corporate investments in a downside scenario, as one can see plainly in the case of GM.

CONTINUED →

Of course, no company can guarantee that the collateral securing its senior secured loans will not decrease in value, lose its entire value over time or fluctuate based on the performance of the company, which may lead to a loss of principal. For added protection, the interest rates on most of FSIC III's loans float with prevailing rates. Floating rates help to protect investors/lenders from rising rates, which tend to negatively impact the value of fixed rate bonds. Finally, companies in FSIC III's portfolio undergo exhaustive analysis by the investment professionals at GSO / Blackstone Debt Funds Management LLC (an affiliate of Blackstone and one of the largest credit investors in the world) to determine whether their businesses are healthy enough to comfortably manage their debt.

WE BELIEVE GM'S CASE UNDERSCORES the importance of seniority when one is considering investing in corporate debt.

To learn more about Franklin Square's investment options, ask your advisor for a prospectus.

RISK FACTORS

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in the "Risk Factors" section of our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in our common stock involves:

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may amend, suspend or terminate the share repurchase program at any time. In addition, any such repurchases will be at a 10% discount to the current offering price on the date of repurchase.
- An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.
- You may not have access to the money you invest for an indefinite period of time.
- We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
- An investment strategy focused primarily on privately held middle-market companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We may borrow funds to make investments, which may increase the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
- FSIC III is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in us, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.
- Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees that are subject to repayment to our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings were not to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amount owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

FS² Capital Partners, LLC (FS² Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS² Capital's due diligence obligations under the federal securities laws. FS² Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS² Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

Investing in FSIC III is considered speculative and involves a high level of risk, including the risk of a substantial loss of investment. Please see the Risk Factors here and in FSIC III's prospectus as supplemented and amended, to read about the risks that an investor should consider before buying FSIC III's shares.

FS² CAPITAL PARTNERS
MEMBER FINRA/SIPC

2929 Arch Street, Suite 675 Philadelphia, PA 19104
877-372-9880
www.fs2cap.com